Exhibit 99.1

AMAZON.COM, INC.

LETTER OF TRANSMITTAL

Offers to Exchange

All Outstanding

$1,000,000,000 of our 1.900% notes due August 21, 2020, $1,000,000,000 of our 2.400% notes due February 22, 2023, $2,000,000,000 of our 2.800% notes due August 22, 2024, $3,500,000,000 of our 3.150% notes due August 22, 2027, $2,750,000,000 of our 3.875% notes due August 22, 2037, $3,500,000,000 of our 4.050% notes due August 22, 2047, and $2,250,000,000 of our 4.250% notes due August 22, 2057 issued in a private transaction in reliance on Rule 144A and Regulation S under the Securities Act

Pursuant to the Prospectus, dated                 , 2018

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2018, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Each holder of Outstanding Notes wishing to participate in the Exchange Offer, except holders of Outstanding Notes executing their tenders through the facilities of The Depository Trust Company (“DTC”) or according to the electronic procedures of Euroclear and Clearstream, should complete, sign and submit this Letter of Transmittal to the exchange agent, Wells Fargo Bank, National Association, before the expiration date.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, National Association

600 South Fourth Street

MAC: N9300-070

Minneapolis, MN 55479

Attn: Bondholder Communications

Banks and Brokers call: 1-800-344-5128

All others please call toll free: 1-800-344-5128

Email: bondholdercommunications@wellsfargo.com

By Facsimile Transmission (For Eligible Institutions Only):

1-877-407-4679

Confirm by Telephone: 1-800-344-5128

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated                 , 2018 (the “Prospectus”), of Amazon.com, Inc., a Delaware corporation (the “Issuer”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer to exchange (the “Exchange Offer”) up to $1,000,000,000 aggregate principal amount of the Issuer’s 1.900% notes due August 21, 2020 CUSIP No. 023135AT3 (the “New 2020 Notes”), $1,000,000,000 aggregate principal amount of the Issuer’s 2.400% notes due February 22, 2023 CUSIP No. 023135AW6 (the “New 2023 Notes”), $2,000,000,000 aggregate principal amount of the Issuer’s 2.800% notes due August 22, 2024 CUSIP No. 023135AZ9 (the “New 2024 Notes”), $3,500,000,000 aggregate principal amount of the Issuer’s 3.150% notes due August 22, 2027 CUSIP No. 023135BC9 (the “New 2027 Notes”), $2,750,000,000 aggregate principal amount of the Issuer’s 3.875% notes due August 22, 2037 CUSIP No. 023135BF2 (the “New 2037 Notes”), $3,500,000,000 aggregate principal amount of the Issuer’s 4.050% notes due August 22, 2047 CUSIP No. 023135BJ4 (the “New 2047 Notes”), and $2,250,000,000 aggregate principal amount of the Issuer’s 4.250% notes due August 22, 2057 CUSIP No. 023135BM7 (the “New 2057 Notes,” and, together with the New 2020 Notes, the New 2023 Notes, the New 2024 Notes, the New 2027 Notes, the New 2037 Notes, and the New 2047 Notes, the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s 1.900% notes due August 21, 2020 CUSIP No. 023135AR7/U02320AD8 (the “Outstanding 2020 Notes”), 2.400% notes due February 22, 2023 CUSIP No. 023135AU0/U02320AE6 (the “Outstanding 2023 Notes”), 2.800% notes due August 22, 2024 CUSIP No. 023135AX4/U02320AF3 (the “Outstanding 2024 Notes”), 3.150% notes due August 22, 2027 CUSIP No. 023135BA3/U02320AG1 (the “Outstanding 2027 Notes”), 3.875% notes due August 22, 2037 CUSIP No. 023135BD7/U02320AH9 (the “Outstanding 2037 Notes”), 4.050% notes due August 22, 2047 CUSIP No. 023135BG0/U02320AJ5 (the “Outstanding 2047 Notes”), and 4.250% notes due August 22, 2057 CUSIP No. 023135BK1/U02320AK2 (the “Outstanding 2057 Notes,” and, together with the Outstanding 2020 Notes, the Outstanding 2023 Notes, the Outstanding 2024 Notes, the Outstanding 2027 Notes, the Outstanding 2037 Notes, and the Outstanding 2047 Notes, the “Outstanding Notes”) issued on August 22, 2017 from the registered holders thereof. The term “Notes” refers collectively to the New Notes and the Outstanding Notes.

For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive a New Note having a principal amount, interest rate and maturity equal to that of the surrendered Outstanding Note. The New Notes will bear interest from the most recent date to which interest has been paid. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid on such Outstanding Note, from the date of the original issue of such Outstanding Note. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

The terms of the New Notes are identical in all material respects to the terms of the Outstanding Notes, except the New Notes will have been registered under the Securities Act, will not bear the restrictive legends restricting their transfer under the Securities Act and will not contain the registration rights and additional interest provisions contained in the Outstanding Notes.

Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with any resale of New Notes received in exchange for Outstanding Notes where the Outstanding Notes were acquired as a result of market making activities or other trading activities.

The Issuer will not receive any proceeds from any sale of the New Notes by broker-dealers. New Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any of the New Notes. Any broker-dealer that resells the New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of the New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of the New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

For a period of 180 days after the consummation of the Exchange Offer, the Issuer will promptly send additional copies of the Prospectus and any amendment or supplement to the Prospectus to any broker-dealer that requests such documents. The Issuer has agreed to pay all expenses incident to the Exchange Offer, other than commissions or concession of any brokers or dealers and will indemnify the holders of the notes (including broker-dealers) against certain liabilities, including liabilities under the Securities Act.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes if a tender is to be made by book-entry transfer to the account maintained by Wells Fargo Bank, National Association, as Exchange Agent for the Exchange Offer (the “Exchange Agent”), at the Book-Entry Transfer Facility (as defined below) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant. Delivery of Outstanding Notes under a notice of guaranteed delivery is not permitted and any Outstanding Notes so delivered shall not be considered validly tendered.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Unless you intend to tender your Outstanding Notes through the facilities of DTC, you should complete, execute and deliver this Letter of Transmittal.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

If tendering Outstanding Notes:

DESCRIPTION OF OUTSTANDING NOTES

	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant’s Account Number in Which Outstanding Notes are Held***

	Total

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 2. See Instruction 2. Outstanding Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.
***	Complete if book-entry with DTC is to be used.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (the “Book-Entry Transfer Facility”).

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution
Account Number	Transaction Code Number
By crediting the Outstanding Notes to the Exchange Agent’s account at the facilities of DTC and by complying with applicable DTC procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred, and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the Outstanding Notes, and to acquire New Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances, and not subject to any adverse claim.

The undersigned and any beneficial owner of the Outstanding Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Outstanding Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business; (ii) neither the undersigned nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of the Outstanding Notes or New Notes within the meaning of the Securities Act; (iii) if the undersigned or any such beneficial owner is not a broker-dealer, that neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such New Notes; (iv) neither the undersigned nor any such other person is an “affiliate,” as defined in Rule 405 promulgated Securities Act, of the Issuer or if the undersigned is an “affiliate,” such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and (v) if the undersigned or any such beneficial owner is a broker-dealer, that it will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption “The Exchange Offer—Consequences of Exchanging Outstanding Notes.” The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes when as and if the Issuer has given written notice thereof to the Exchange Agent.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.”

For the book-entry delivery of Outstanding Notes, please credit the account(s) indicated above in the boxes entitled “Description of Outstanding Notes” maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED, BY COMPLETING THE BOX OR BOXES ABOVE FOR EACH APPLICABLE SERIES OF OUTSTANDING NOTES AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE APPLICABLE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if book-entry transfer of New Notes are to be credited to an account other than as indicated above.

Credit New Notes and unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

☐  New Notes, to:

☐  Outstanding Notes, to:

Name(s)
Address

Telephone Number:

(Tax Identification or Social Security Number)

Book-Entry Transfer Facility Account Number:

(Complete the Accompanying IRS Form W-9 or the Applicable IRS Form W-8)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

(TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying IRS Form W-9 or the Applicable IRS Form W-8)

Dated: , 20
☐	, 20
☐	, 20
Signature(s) of Owner	Date

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) exactly in whose name Outstanding Notes are registered on the books of the Book-Entry Transfer Facility or one of its participants, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by Eligible Institution:

Name(s):
(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No.:

Tax Identification or Social Security No.:

Dated: , 20

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS FOR

All Outstanding

$1,000,000,000 of our 1.900% notes due August 21, 2020,

$1,000,000,000 of our 2.400% notes due February 22, 2023,

$2,000,000,000 of our 2.800% notes due August 22, 2024,

$3,500,000,000 of our 3.150% notes due August 22, 2027,

$2,750,000,000 of our 3.875% notes due August 22, 2037,

$3,500,000,000 of our 4.050% notes due August 22, 2047, and

$2,250,000,000 of our 4.250% notes due August 22, 2057

issued in a private transaction in reliance on

Rule 144A and Regulation S under the Securities Act

Pursuant to the Prospectus, dated                 , 2018

1. Delivery of this Letter of Transmittal and Outstanding Notes.

This Letter of Transmittal is to be completed by tendering holders of Outstanding Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. A Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the expiration date. Outstanding Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

Holders who tender their Outstanding Notes through DTC’s procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through the facilities of DTC.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Outstanding Notes in accordance with DTC’s procedures for such transfer before the expiration date.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Issuer or DTC.

The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. No Letters of Transmittal or Outstanding Notes should be sent directly to the Issuer.

See “The Exchange Offer” in the Prospectus.

2. Delivery of the New Notes.

New Notes to be issued according to the terms of the Exchange Offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the description of Outstanding Notes tables above. Failure to do so will render a tender of the Outstanding Notes defective.

All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the boxes above entitled “Description of Outstanding Notes.” If a holder submits Outstanding Notes for a greater principal amount than the holder desires to exchange, we will return to such holder the non-exchanged Outstanding Notes or have them credited to DTC as promptly as practicable after the expiration date.

3. Signatures on this Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the Book-Entry Transfer Facility’s security position listing as the holder of such Outstanding Notes without alteration, enlargement or any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate written instrument or instruments of transfer or exchange are required. If, however, the Outstanding Notes are registered in the name of a person other than a signer of the Letter of Transmittal, written instrument, or instruments of transfer or exchange must accompany the Letter of Transmittal, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered national securities exchange with the signature thereon guaranteed by an Eligible Institution. An “Eligible Institution” is an “eligible guarantor institution” (as defined in Rule 17Ad-15 of the Exchange Act) meeting the requirements of the registrar for the Notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the Notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Outstanding Notes, the Letter of Transmittal must be accompanied by appropriate powers of attorney signed exactly as the name or names of the registered holder or holders that appear on the Outstanding Notes.

If this Letter of Transmittal or any other required documents or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter of Transmittal.

Signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

4. Special Issuance Instructions.

Holders may indicate a Book-Entry Transfer Facility account number for New Notes to be credited that is different from that indicated as the account originally holding the Outstanding Notes. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.

5. IRS Forms W-9 and W-8.

Under current U.S. federal income tax law, the Exchange Agent (as payer) may be required under the backup withholding rules to withhold a portion of any payments made to certain holders of the Outstanding Notes (or other payees) under the Exchange Offer. To avoid such backup withholding, each holder tendering Outstanding Notes must timely provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 that accompanies this Letter of Transmittal or otherwise establish a basis for exemption from backup withholding. If a holder is an individual who is a U.S. citizen or resident, the TIN is generally his or her social security number. If the Exchange Agent is not provided with the correct TIN, a penalty may be imposed by the IRS and/or payments made with respect to Outstanding Notes exchanged under the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements, if done willfully, may also result in the imposition of criminal fines and penalties. See IRS Form W-9 for additional information.

Certain holders (including, among others, generally corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt holders (other than foreign holders) should furnish their TIN, provide the applicable codes in the box labeled “Exemptions,” and sign, date, and send the IRS Form W-9 to the Exchange Agent. Foreign holders, including entities, may qualify as exempt recipients by submitting to the exchange agent a properly completed IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form), signed under penalties of perjury, attesting to that holder’s foreign status. The applicable IRS Form W-8 can be obtained from the IRS or from the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold on any payments made to the tendering holders (or other payees). Backup withholding is not an additional tax. A holder subject to the backup withholding rules will be allowed a credit of the amount withheld against such holder’s U.S. federal income tax liability, and, if backup withholding results in an overpayment of tax, such holder may be entitled to a refund, provided the requisite information is correctly furnished to the IRS in a timely manner.

The Issuer reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

The information requested above should be directed to the Exchange Agent at the following address:

Wells Fargo Bank, National Association

600 South Fourth Street

MAC: N9300-070

Minneapolis, MN 55479

Attn: Bondholder Communications

Banks and Brokers call: 1-800-344-5128

All others please call toll free: 1-800-344-5128

Email: bondholdercommunications@wellsfargo.com

By Facsimile Transmission (for Eligible Institutions Only):

1-877-407-4679

Confirm by Telephone:

1-800-344-5128

6. Transfer Taxes.

Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7. Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Note either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer).

8. No Conditional Tenders.

No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes.

9. Withdrawal Rights.

Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the “Depositor”) and (ii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes). If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. We will determine all questions as to the validity, form, and eligibility, including time of receipt, of such notices and our determination will be final and binding on all parties. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with the Book-Entry Transfer Facility for the Outstanding Notes, pursuant to the book-entry transfer procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above, or via e-mail at bondholdercommunications@wellsfargo.com.